PUTNAM EUROPE GROWTH FUND
               Prospectus Supplement dated November 4, 1996
                   to Prospectus dated October 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------


Omid Kamshad         1996         Employed as an
Senior Vice President                  investment          professional by
                                 Putnam Management since
                                January, 1996.  Prior to
                               January, 1996, Mr. Kamshad was
                               Director of Investments at
                              Lombard Odier International.
                               Prior to April, 1995, Mr.
                              Kamshad was Director at Baring
                              Asset Management Company.
                              Prior to December, 1991, Mr.
                              Kamshad was Senior Portfolio
                              Manager at Enskilda Asset
                                            Management.

Mark D. Pollard      1995         Employed as an
Senior Vice President                  investment professional
                             by Putnam Management
                              since
                                                      1990.

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